EXHIBIT 99.6

                          FIRST MONTAUK FINANCIAL CORP.

                   DTC PARTICIPANT SUBSCRIPTION EXERCISE FORM

         The terms and conditions of the Rights Offering are set forth in the Prospectus dated _______________, 1997 (the "Prospectus") of First Montauk Financial Corp. (the "Company") and are available upon request from North American Transfer Company, the Subscription Agent. Terms used but not defined herein have the meaning ascribed to them in the Prospectus.

         This form is to be used only by a Depository Trust Company ("DTC") participant to exercise the Oversubscription Privilege in respect of Rights for which the Basic Subscription Privilege was exercised and delivered through the facilities of DTC. All other exercises of Oversubscription Privileges must be effected by delivery of Subscription Rights Certificates.

         VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., EASTERN TIME, ON ______________, 1997, UNLESS EXTENDED BY THE COMPANY TO A TIME NOT LATER THAN 5:00 P.M., EASTERN TIME, ON _______________, 1997 (IN EITHER CASE, THE "EXPIRATION TIME").

                                   ----------

         1. The undersigned hereby certifies to the Company and North American Transfer Company, as the Subscription Agent, that it is a participant in DTC and that it has either (i) exercised the Basic Subscription Privilege in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the DTC account of the Subscription Agent designated in the Prospectus or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Basic Subscription Privilege and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such DTC account of the Subscription Agent.

         2. The undersigned hereby exercises the Oversubscription Privilege to purchase, to the extent available, ______________ Units. A true and correct Nominee Holder Oversubscription Certification is attached as Exhibit A hereto.

         3. The undersigned understands that payment of the Subscription Price of $.45 per Unit subscribed for pursuant to the Oversubscription Privilege must be received by the Subscription Agent before the Expiration Time and represents that such payment, in the aggregate amount of $______________, either (check appropriate box):

         |_| has been or is being delivered to the Subscription Agent pursuant to the Notice of

                  Guaranteed Delivery referred to above

                  or

         |_|      is being delivered to the Subscription Agent herewith

                  or

         |_|      has been delivered separately to the Subscription Agent;

and, in the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

         |_| Wire transfer of funds directed to __________ Bank, ABA No.__________, Account No.__________.

                  Name of transferor institution________________________________

                  Date of transfer______________________________________________

                  Confirmation number (if available)____________________________

         |_| Uncertified check payable to North American Transfer Company (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Rights holders paying such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by such date.)

                  Name of maker_________________________________________________

                  Date of check_________________________________________________

                  Bank on which check is drawn__________________________________

         |_|      Certified check payable to North American Transfer Company

                  Name of maker_________________________________________________

                  Date of check_________________________________________________

                  Bank on which check is drawn__________________________________

         |_|      Cashier's check payable to North American Transfer Company

                  Name of maker_________________________________________________

                  Date of check_________________________________________________

         |_|      Money order payable to North American Transfer Company

                  Issuer of money order_________________________________________

                  Date of money order___________________________________________

DATE AND SIGN HERE:

By:___________________________________   _______________________________________
         Name:                                     DTC Basic Subscription
         Title:                                     Confirmation Number

Dated:________________________________   _______________________________________
         Name:                                     DTC Participant Number

                                         _______________________________________
                                                   Name of DTC Participant


PARTICIPANTS EXERCISING THE OVERSUBSCRIPTION PRIVILEGE PURSUANT HERETO MUST ALSO SUBMIT TO THE SUBSCRIPTION AGENT THE NOMINEE HOLDER OVERSUBSCRIPTION CERTIFICATION ATTACHED HERETO AS EXHIBIT A.

          EXHIBIT A TO DTC PARTICIPATION OVERSUBSCRIPTION EXERCISE FORM

                          FIRST MONTAUK FINANCIAL CORP.

                  NOMINEE HOLDER OVERSUBSCRIPTION CERTIFICATION

         The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase units ("Units"), of First Montauk Financial Corp. (the "Company") pursuant to the offering (the "Rights Offering") described in the Company's Prospectus dated _______________________ (the "Prospectus"), hereby certifies to the Company and to Northern American Transfer Company, as Subscription Agent for the Rights Offering, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Basic Subscription Privilege (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Units pursuant to the Oversubscription Privilege (as defined in the Prospectus), in the amount set forth in the second column of such line.

Number of Rights Exercised                  Number of Units Subscribed                  Number of Units Subscribed
Pursuant to Basic Subscrip-                 for Pursuant to Basic Subscrip-             for Pursuant to Over Sub-
tion Privilege                              tion Privilege                              scription Privilege
---------------------------                 -------------------------------             -------------------------
1.  _____________________________           1.  ______________________________          1_______________________
2.  _____________________________           2.  ______________________________          2 ______________________
3.  _____________________________           3.  ______________________________          3.______________________
4.  _____________________________           4.  ______________________________          4.______________________
5.  _____________________________           5.  ______________________________          5.______________________
6.  _____________________________           6.  ______________________________          6.______________________
7.  _____________________________           7.  ______________________________          7.______________________
8.  _____________________________           8.  ______________________________          8.______________________
9.  _____________________________           9.  ______________________________          9.______________________
10. _____________________________           10. ______________________________          10._____________________


_________________________________________
        Name of Nominee Holder


By:______________________________________
         Name:
         Title:


Dated: __________________________________


Provide the following information, if applicable:


_________________________________________
    Depositary Trust Company ("DTC")
           Participant Number


_________________________________________
         DTC Basic Subscription
         Confirmation Number(s)